                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                 ComBanc, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                           [COMBANC, INC. LETTERHEAD]




                                 March 9, 2001



Dear Shareholder:

         It gives me great pleasure to announce that the annual meeting of the shareholders of ComBanc, Inc. will be held at the Delphos Eagles Lodge on Monday, April 16, 2001 at 1:00 p.m. The record date for determination of shareholders entitled to receive notice of the 2001 annual meeting and to vote at the same was set by the Board of Directors as March 2, 2001. Enclosed herewith you will find your Notice of Annual Meeting of Shareholders and Proxy Statement. Also enclosed is management's Proxy Form, which can be used to vote your shares if you are unable to attend the meeting.

         As a precautionary measure, use of the Proxy Form is suggested and encouraged even if you plan to attend in person. A proxy can always be canceled if you attend in person and yet your right to vote your shares will be lost in those circumstances where you fail to attend the meeting and have not executed a Proxy Form.

         For these reasons, we are requesting that you execute the enclosed Proxy Form and return it in the enclosed self-addressed, stamped envelope at your EARLIEST POSSIBLE CONVENIENCE. Note that the proposal requiring shareholder approval includes the annual election of the Board of Directors. Management recommends an affirmative vote.

         Enclosed with this mailing is the ComBanc, Inc. Annual Report Form 10-K. This financial information is comprehensive, and has been expanded to provide more information to our shareholders and to potential future customers. We will make a full presentation of the financial highlights and strategic planning goals for 2001 at the annual meeting. Greig A. McDonald, President of Community Banc Investments, Inc., will present information regarding the history of our stock in addition to the current market environment. If, for any reason, you are unable to attend, please feel free to give me a call and I will be more than happy to answer any questions that you might have.

         Finally, I would like to thank all of our customers, shareholders and the entire staff for the support and enthusiasm that you have brought to our organization. I hope to see all of you at the April 16, 2001 annual meeting.

                                     Very truly yours,


                                     /s/ Paul G. Wreede

                                     Paul G. Wreede
                                     President & CEO

                                  COMBANC, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 2001


To the Holders of Common Stock of ComBanc, Inc.:

         The annual meeting of the shareholders of ComBanc, Inc., will be held at the Fraternal Order of Eagles, 1600 E. 5(th) Street, Delphos, Ohio, on Monday, April 16, 2001, at 1:00 p.m. The purposes of the meeting are:

         1. To elect six (6) directors to hold office until their successors are duly elected and qualified.

         2. To transact any other business which may properly come before such meeting or any adjournment thereof.

A complete list of shareholders entitled to vote at the meeting will be available for inspection by shareholders at the office of ComBanc, Inc., at 230
E. Second St., Delphos, Ohio during the ten days prior to the meeting as well as at the meeting.


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOU SIGN, DATE AND RETURN PROMPTLY YOUR PROXY IN THE ENCLOSED POSTPAID ENVELOPE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO ITS BEING VOTED.



                                     /s/ Rebecca L. Minnig
                                     Rebecca L. Minnig
                                     Secretary


March 9, 2001

                                  COMBANC, INC.

                              230 E. SECOND STREET
                               DELPHOS, OHIO 45833

                               ------------------

                                 PROXY STATEMENT

                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2001


                         PERSONS MAKING THE SOLICITATION

         This proxy statement and the accompanying proxy form are being mailed to holders of Common Stock commencing on or about March 9, 2001, and are furnished in connection with the solicitation of proxies by the Board of Directors of ComBanc, Inc. (hereinafter referred to as "ComBanc" or the "Company"), at the expense of ComBanc through the mail for use at the annual meeting of shareholders to be held April 16, 2001, at 1:00 p.m., at the Fraternal Order of Eagles, 1600 E. 5(th) Street, Delphos, Ohio, or at any adjournment thereof. Employees of ComBanc may also solicit proxies by telephone and in person at no extra cost to ComBanc. ComBanc also may engage a proxy solicitation firm to solicit proxies, but has not engaged anyone to perform such services at this time. Properly signed and dated proxies received by the Secretary of ComBanc prior to or at the annual meeting will be voted as instructed thereon or, in the absence of such instruction, (a) "FOR" the election to the Board of Directors of the persons nominated by the Board, (b) in accordance with the best judgment of the persons named in the proxy on any other matters which may properly come before the meeting. Your proxy is revocable by written notice to the Secretary of ComBanc at any time prior to exercise and it shall be suspended if you are present at the meeting and elect to vote in person. Unless so revoked or suspended, the shares represented by each proxy will be voted at the meeting and at any adjournment thereof.


                                VOTING PROCEDURES

         A quorum consists of a majority of the shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

         The six nominees for director who receive the largest number of votes cast "For" will be elected as directors if a quorum is present. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the outcome of the election.

ANNUAL REPORT TO SHAREHOLDERS

         A copy of the Annual Report of ComBanc on Form 10-K of the Securities and Exchange Commission for the fiscal year ended December 31, 2000 accompanies this Proxy Statement.


                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Holders of record of Common Stock of ComBanc at the close of business March 2, 2001 (the "Record Date") will be entitled to one vote for each share of Common Stock then held. There were 2,301,773 shares of ComBanc's Common Stock outstanding on the Record Date.

         As of February 15, 2001, the following persons were known to ComBanc to be the beneficial owners of more than five percent of ComBanc's Common Stock. The information set forth in the table is as reported in a Schedule 13G as filed with the Securities and Exchange Commission.

               NAME AND ADDRESS OF                  AMOUNT AND NATURE OF BENEFICIAL
                 BENEFICIAL OWNER                              OWNERSHIP                     PERCENT OF CLASS
                 ----------------                              ---------                     ----------------

Paul D. Harter                                                  144,964                            6.30%
9818 W. State Road
Delphos, Ohio  45833

         The following table sets forth information as of February 15, 2001 with respect to beneficial ownership of the Common Stock of ComBanc by all of the directors and nominees named in this Proxy Statement, including ComBanc's chief executive officer, and directors, nominees and all executive officers of ComBanc as a group.

                NAME AND ADDRESS OF                  AMOUNT AND NATURE OF BENEFICIAL
                 BENEFICIAL OWNER                               OWNERSHIP                     PERCENT OF CLASS
                 ----------------                               ---------                     ----------------
Gary A. DeWyer                                                  11,320(1)                            *
Ronald R. Elwer                                                  2,960(2)                            *
Dwain I. Metzger                                                  2,000                              *
C. Stanley Strayer                                              105,576(3)                         4.59%
Richard R. Thompson                                               5,160                              *
Paul G. Wreede                                                   2,000(4)                            *
All directors, nominees and executive officers as
a group (9 in number)                                            133,141                           5.78%
*Ownership is less than 1% of the class.

(1) Includes beneficial ownership of 1,720 shares which are subject to shared voting and investment power with his spouse.

(2) Includes beneficial ownership of 2,760 shares which are subject to shared voting and investment power with his spouse.

(3) Includes 105,576 shares held in family trust.

(4) Includes 2,000 shares which are subject to shared voting and investment power with his spouse.


                              ELECTION OF DIRECTORS

          Six directors are to be elected to the ComBanc Board of Directors to hold office until the next annual meeting and until their successors are elected and qualified.

         It is the intention of the persons named in the proxy unless otherwise directed, to vote the proxies given them for the election of these nominees. Each nominee is presently serving as a director of the Company and was elected by the shareholders. All nominees have consented to being named in this proxy statement and to serve if elected and the Board of Directors has no reason to believe that any of the named nominees will be unable to act. However, if any such nominee prior to election becomes unable or refuses to serve and the size of the Company's Board is not reduced accordingly, the proxies will be voted for such substitute nominee as may be selected by the Board of Directors of ComBanc.

NOMINEES

         The following table sets forth certain information with respect to the nominees of ComBanc who will be voted upon at the annual meeting. There were no arrangements or understandings pursuant to which the persons listed below were selected as directors or nominees for director. Dates indicate commencement of service as a director of ComBanc's predecessor, The Commercial Bank.

                          NAME                      AGE        DIRECTOR SINCE
                          ----                      ---        --------------
                     Gary A. DeWyer                 60              1974
                     Ronald R. Elwer                47              1995
                    Dwain I. Metzger                59              1977
                   C. Stanley Strayer               55              1977
                   Richard R. Thompson              59              1974
                     Paul G. Wreede                 50              1987

         The Board of Directors of ComBanc met eight times in 2000. In 2000 each director attended at least 75% of the meetings of the Board of Directors except for Mr. DeWyer, who was absent for three meetings.

COMMITTEES OF THE BOARD

         The Board of Directors of ComBanc has not established any standing audit, nominating or compensation committees. ComBanc has no other committee which serves as a nominating committee. The Board of Directors of ComBanc nominates directors for election by shareholders.

         ComBanc was formed as a bank holding company under the federal Bank Holding Company Act of 1956 on August 31, 1998, through its acquisition of The Commercial Bank, an Ohio bank having the same principal office address as ComBanc. ComBanc's only subsidiary and only significant asset is The Commercial Bank. The Audit and Personnel Committees of The Commercial Bank Board of Directors function as the audit and compensation committees, respectively, of ComBanc. The Audit and Personnel Committees are described below.

Audit Committee. (Mr. Strayer, Chairman, Mr. Thompson, and Mr. Dehaven(1)).

         The Audit Committee met four times during 2000. The responsibilities of the Audit Committee include recommending the appointment of and overseeing a firm of independent auditors whose duty it is to audit the books and records of ComBanc and its subsidiary for the fiscal year for which they are appointed; monitoring and analyzing the results of internal and regulatory examinations; monitoring ComBanc's and its subsidiary's financial and accounting organization and financial reporting; and oversight of the investment policies and portfolio of ComBanc and its subsidiary.

Personnel Committee. (Mr. DeWyer, Chairman, and Messrs. Metzger, Wreede, Strayer and Elwer).

         The Personnel Committee functions as ComBanc's compensation committee. The Personnel Committee met three times in 2000. The Personnel Committee has the responsibility of recommending for the approval of the Board of Directors of ComBanc the remuneration arrangements for the directors and executive officers of ComBanc. The Personnel Committee's report on executive compensation matters for 2000 appears under the caption "Personnel Committee Report on Executive Compensation".

AUDIT COMMITTEE REPORT

         The Audit Committee of The Commercial Bank Board of Directors (the "Committee") is composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the Board of Directors (Appendix
A). The members of the Committee are C. Stanley Strayer, Chairman, Richard R. Thompson, and Timothy J. Dehaven(1). The Committee recommends to the Board of Directors the selection of the Corporation's independent accountants.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent

-----------------------------

(1) Mr. Dehaven is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee's responsibility is to monitor and oversee the processes.

         In this context, the Committee has met and held discussions with management and the independent accountants. Management represented to the Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (communication with Audit Committees).

         The Corporation's independent accountants also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm's independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Corporation and its subsidiaries is compatible with maintaining the independence of the independent accountants.

         Based upon the Committee's discussion with management and the independent accountants and the Committee's review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

C. Stanley Strayer, Chairman
Richard R. Thompson
Timothy J. Dehaven(1)

         ComBanc's independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to ComBanc and The Commercial Bank for the year 2000.

         Audit Fees                                     $29,900

         Financial Information Systems Design and       $     0
         Implementation Fees

         All Other Fees                                 $29,180

PRINCIPAL OCCUPATIONS OF DIRECTORS

         Except for The Commercial Bank, none of the corporations or organizations discussed below is an affiliate of ComBanc. There are no family relationships among any of the executive
-------------
(1) Mr. Dehaven is a member of The Commercial Bank's Board of Directors and not ComBanc, Inc.

officers and directors.

         GARY A. DEWYER was President of KBC Leasing until 1998 and is now engaged in the management of personal investments.

         RONALD R. ELWER has been Executive Vice President of The Commercial Bank since 1990 and a Director of The Commercial Bank since 1995, and Executive Vice President and a Director of ComBanc since 1998.

         DWAIN I. METZGER has been engaged in farming since 1960.

         C. STANLEY STRAYER is retired, having served as Director of Business, Elida Local School District, until 1998.

         RICHARD R. THOMPSON has been President of Thompson Seed Farm, Inc., since 1974 and Vice Chairman of ComBanc since January 1, 2000.

         PAUL G. WREEDE has been President, Chief Executive Officer since 1990 and a Director of The Commercial Bank since 1987 and President, Chief Executive Officer and a Director of ComBanc since its formation in 1998 and Chairman of ComBanc since January 1, 2000.


                             EXECUTIVE COMPENSATION
                             AND OTHER INFORMATION

         General. The following information relates to compensation of management for the years ended December 31, 2000, 1999 and 1998.

         Executive Compensation. The following table sets forth compensation information for ComBanc's Chief Executive Officer. No executive officer earned more than $100,000 in any of 2000, 1999 or 1998.

                           SUMMARY COMPENSATION TABLE


                                                                          Annual Compensation
                                                             ----------------------------------------------
             Name and Principal Position                     Year             Salary(A)               Bonus
             ---------------------------                     ----             ------                  -----

Paul G. Wreede                                               2000              $83,537                $2,000
     Chairman of the Board                                   1999              $83,465                $2,000
     President and                                           1998              $75,500                $1,750
     Chief Executive Officer

(A) Includes director fees of $10,000 in each year.

DIRECTOR COMPENSATION

         Directors of ComBanc are compensated for all services as a director in the following manner: each director received a one-time fee of $5,000 for service as a director of ComBanc and an additional one-time fee of $5,000 for service as a director of the Bank in 2000. Each director, other than Mr. Wreede and Mr. Elwer, received a fee of $350 for each Board meeting in 2000. Additionally, quarterly fees were paid to directors in 2000, with the exception of Mr. Wreede and Mr. Elwer, for attendance at The Commercial Bank Board committee meetings as follows: $300 for Loan Committee, and $125 for each of the Audit, Planning, Scholarship and Personnel Committees.

PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Overview. The Board of Directors of The Commercial Bank has established a Personnel Committee which functions as ComBanc's Compensation Committee. The Personnel Committee is responsible for developing and making recommendations to the Board of ComBanc with respect to ComBanc's executive compensation policies.

         Compensation Philosophy. This report reflects ComBanc's compensation philosophy as endorsed by the Personnel Committee. The Personnel Committee makes a recommendation regarding the level of compensation for Mr. Wreede. The Personnel Committee determines the level of compensation for all other Executive Officers within the constraints of the amounts approved by the Board.

         Essentially, the executive compensation program of ComBanc has been designed to:

         - Support a pay-for-performance policy that rewards Executive Officers for corporate performance.
         - Motivate key Executive Officers to achieve strategic business goals.
         - Provide compensation opportunities which are comparable to those offered by other peer group companies; thus allowing the Bank to compete for and retain talented executives who are critical to the Bank's long-term success.

         Salaries. Effective January 1, 2000, the Personnel Committee recommended and the Board increased the salary paid to Mr. Wreede. The increase reflected consideration of competitive data reported in compensation surveys and the Personnel Committee's assessment of the performance of Mr. Wreede and recognition of The Commercial Bank's performance during 1999. In addition, the Personnel Committee approved compensation increases for all other Executive Officers of The Commercial Bank. Executive Officer salary increase determinations are based upon an evaluation of such executives' performance against goals set in the prior year.

         Cash Bonuses. The Bank pays bonuses to its Executive Officers. The award of a bonus to any employee is discretionary and in the case of Mr. Wreede is determined by the Board of

Directors upon the recommendation of the Personnel Committee, and in all other cases is determined by the Personnel Committee upon the recommendation of management.


         Membership of the Personnel Committee. ComBanc Directors serving on the Personnel Committee are named below:

                Gary A. DeWyer
                Dwain I. Metzger
                Paul G. Wreede
                C. Stanley Strayer
                Ronald R. Elwer


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Regulations require the disclosure of any related party transactions with members of the Compensation Committee. During the past year, certain directors and officers, including members of the Compensation Committee, and one or more of their associates may have been customers of and had business transactions with The Commercial Bank. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than normal risk of collectability or present other unfavorable features. It is expected that similar transactions will occur in the future.

         Mr. Wreede, ComBanc's Chairman, President and Chief Executive Officer, served on the Personnel Committee of The Commercial Bank, which is responsible for compensation.

         Although Mr. Wreede served on the Personnel Committee, he did not participate in any decisions regarding his own compensation as an Executive Officer. Each year, the Personnel Committee recommends the amount of the bonus award to Mr. Wreede and his salary for the ensuing year. Mr. Wreede does not participate in discussions nor decision-making relative to his own compensation. Mr. Wreede participated in decisions regarding compensation of other Executive Officers of the Company.

COMBANC PERFORMANCE

         The following graph shows a five-year comparison of cumulative total returns for ComBanc, the Dow Jones Equity Market Index and the Dow Jones Regional Bank Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
              AMONG COMBANC, INC., DOW JONES EQUITY MARKET INDEX &
                         DOW JONES MAJOR REGIONAL BANK
                    INDEX FOR FISCAL YEAR ENDING DECEMBER 31

                                  [LINE GRAPH]

*TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS

      ASSUMES $100 INVESTED ON DECEMBER 31, 1995
      IN COMBANC, INC. COMMON STOCK,
      DOW JONES TOTAL MARKET INDEX & DOW JONES
      BANK INDEX


------------------------------------------------------------------------------------------------------
                                        1995       1996        1997       1998        1999       2000
                                        ----       ----        ----       ----        ----       ----
COMBANC, INC.                        $100.00    $112.35     $134.26    $153.73     $121.57     $95.38
DOW JONES TOTAL MARKET INDEX         $100.00    $122.02     $160.84    $200.88     $246.53    $223.68
DOW JONES BANK INDEX                 $100.00    $139.76     $209.82    $222.62     $195.96    $230.96
------------------------------------------------------------------------------------------------------

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Company's independent auditor for the fiscal year ended December 31, 2000 was Olive LLP. The Company's Board of Directors has re-appointed Olive LLP to continue as independent auditors for the fiscal year ending December 31, 2001.

         Representatives of Olive LLP will be present at the annual meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the annual meeting.

         In addition, upon the recommendation of the Audit Committee and the approval of the Board of Directors of ComBanc, Inc., E.S. Evans and Company ("ES Evans") was dismissed as ComBanc's independent public auditors on March 8, 2000. On the same date, Olive LLP was engaged to audit ComBanc's financial statements for the fiscal year ended December 31, 2000. The decision to change auditors was based upon the belief that Olive LLP could serve ComBanc's required and desired objectives and strategic planning initiatives more effectively than E.S. Evans.

         The report of E.S. Evans on the financial statements for the fiscal years ended December 31, 1999 and December 31, 1998, contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. There has not been any disagreement between ComBanc, Inc. and E.S. Evans on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.



                      ADDITIONAL INFORMATION ON MANAGEMENT

         During the past year, certain directors and officers and one or more of their associates were customers of and had business transactions with ComBanc's bank subsidiary. All loans included in such transactions were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, and did not involve more than a normal risk of collectability or present other unfavorable features. ComBanc expects that similar transactions will occur in the future.

                 SHAREHOLDERS PROPOSALS AND DIRECTOR NOMINATIONS

         If any shareholder of ComBanc wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of ComBanc to be held in 2002, the proposal must be received by the Secretary of ComBanc at the principal executive offices of ComBanc, 230 E. Second Street, Delphos, Ohio 45833, prior to the close of business on November 8, 2001. On any other proposal raised by a shareholder for next year's annual meeting, ComBanc intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the persons named in the proxy and the proposal will be considered untimely, unless notice of the proposal is received by ComBanc not later than January 22 , 2002.

         ComBanc's Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify ComBanc not fewer than 14 days in advance of the meeting unless ComBanc provides shareholders less than 21 days notice of the meeting and then notice of the nominations must be given not later than the seventh day after the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Secretary of ComBanc at the principal executive offices of ComBanc.


                                     GENERAL

         Management of ComBanc does not intend to present to the meeting any other matters not referred to above and does not presently know of any matter that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment in the interest of ComBanc. The receipt of any report which may be submitted to the meeting is not to constitute approval or disapproval of any matters referred to in such report or reports.

                                      By order of the Board of Directors,


                                      /s/ Rebecca L. Minnig
                                      Rebecca L. Minnig, Secretary



March 9, 2001

         TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FORM FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                                   APPENDIX A

                         THE COMMERCIAL BANK OF DELPHOS


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

The Audit Committee is a committee of the Board of Directors. The primary function of the Audit Committee is to provide to the Board of Directors and to management an independent examination of the books, records, properties, securities, accounting procedures and systems of internal control within The Commercial Bank by reviewing:

         1. the financial information which will be provided to shareholders, governmental or regulatory bodies, the public, and others;

         2.   the Bank's auditing, accounting, and financial reporting process;

         3. the systems of internal controls related to finance, accounting, legal compliance, regulatory compliance and ethics that management and the Board of Directors have established, and

         4.   the audit process.

The Audit Committee's primary duties and responsibilities are to:

         1. Serve as an independent and objective party to monitor the Bank's financial reporting process and internal control system.

         2. Review and appraise the audit efforts of the Bank's independent accountants and the internal auditor.

         3. Provide an open avenue of communication among the independent accountants, financial and senior management, internal auditors, and the Board of Directors.

         4. Ensure the discovery of errors and irregularities and their prompt correction.

         5. Ensure compliance with Board of Directors and management's policies and procedures, and with laws, regulations and sound fiduciary principles.

II.      COMPOSITION

The Audit Committee should be comprised of at least three Directors as determined by the Board. Each member will be independent of the management of the Bank and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Bank or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

The duties and responsibilities of a member of the Audit Committee are in addition to those duties set out for a member of the Board of Directors.


III.     MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the internal auditors, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed separately. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee or at least the chairman of the Committee should meet with the independent accountants and management, either in person or by phone, quarterly to review the Bank's financial statements. This review should be done prior to the Bank's 10Q or 10K filing and its public release of earnings. This discussion should include a discussion of significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management.


IV.      RESPONSIBILITIES AND DUTIES

In meeting its responsibilities, the Audit Committee is expected to:

         1. Provide an open avenue of communication between the internal auditor, the independent accountant, and the Board of Directors.

         2.   Confirm and assure the objectivity of the internal auditor.

         3. Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees.

         4.   Review and update the Committee's charter annually.

         5. Recommend of the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountant, and review and approve, if applicable, the discharge of the independent accountants.

         6. Review and concur in the appointment, replacement, reassignment, or dismissal of the internal auditor.

         7. Review the qualifications of the internal auditor to specific areas within the audit plan.

         8. Review with the independent accountant and internal auditor the coordination of audit efforts to assure completeness of coverage reduction of redundant efforts, and the effective use of audit resources.

         9. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Bank.

         10. Consider, in consultation with the independent accountant and the internal auditor, the audit scope and plan of the internal auditors and the independent accountant. Determine if the internal auditor and independent accountants are utilizing a risk-based approach.

         11. Consider and review with the independent accountant and the internal auditor:

              (a) the adequacy of the Bank's internal controls including computerized information system controls and security.

              (b) any related significant findings and recommendations of the independent accountant and internal auditing together with management responses thereto; and

              (c) the status of previous audit recommendations and management's follow-up on those recommendations.

         12. Review with management and the independent accountant at the completion of the annual audit:

              (a)  the Bank's annual financial statements and related footnotes;

              (b) the independent accountant's audit of the financial statements and his or her report thereon;

              (c) any significant changes required in the independent accountant's audit plan;

              (d) any serious difficulties or disputes with management encountered during the course of the audit; and

              (e) other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

         13.  Review with management and the internal auditor:

              (a) Regular internal audit reports to management prepared by the internal auditor, including significant findings and management's responses to those findings. A summary of findings from completed internal audits should be reviewed prior to the meeting.

              (b) Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

              (c) Any changes required in the planned scope of their audit plan.

              (d)  The internal audit department budget and staffing.

              (e)  The internal audit department charter.

         14. Review filings with the SEC and other published documents containing the Bank's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

         15. Review with management and the independent accountant the interim financial report before it is filed with the SEC and other regulators.

         16. Review with management, and if necessary, with the Bank's counsel, any legal matter that could have a significant impact on the Bank's financial statements.

         17. Review legal and regulatory matters that may have a material impact on the financial statements, related bank compliance policies, and programs and reports received from regulators.

         18. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

         19. Meet with the Bank's regulatory bodies to discuss the results of their examinations.

         20. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

         21. Prepare a letter for inclusion in the annual report that describes the Audit Committee's composition and responsibilities, and how they were discharged.

         22. Conduct or authorize, if necessary, investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist in the conduct of any investigation.

         23. Perform such other functions as assigned by law, the Bank's charter or bylaws, or the Board of Directors.

         24. Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.

         25. Provide that management and the independent accountant discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the Bank and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

PROXY
                                  COMBANC, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 16, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of Common Stock of ComBanc, Inc. (the "Company") acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of the Company and the accompanying Proxy Statement dated March 9, 2001, and revoking any proxy previously given, hereby constitutes and appoints Harold J. Pohlman and David Hugh Evans, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company (the "ComBanc Meeting"), to be held at the Fraternal Order of Eagles, 1600 E. 5th Street, Delphos, Ohio, on Monday, April 16, 2001, at 1:00 p.m., upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement and to vote at the direction of management, on all other matters which may be properly presented for action at the ComBanc Meeting or any postponements or adjournments thereof.

1.       TO ELECT AS DIRECTORS THE NOMINEES SET FORTH BELOW:

         [ ]  FOR all of the nominees listed below          [ ]  WITHHOLD AUTHORITY to
              (except as marked to the contrary below).          vote for all of the nominees listed below.

         INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

              Gary A. DeWyer    Dwain I. Metzger        Richard R. Thompson
              Ronald R. Elwer   C. Stanley Strayer      Paul G. Wreede

2. Upon management's direction, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS.

                                 DATE:
                                      --------------------------------------


                                 -------------------------------------------
                                                Signature(s)


                                 -------------------------------------------
                                                Signature(s)


                                 Please date and sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign. When signing for a corporation, please sign the full corporate name by an authorized officer. When signing for a partnership, please sign in the partnership name by an authorized person. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.



        1/WE [ ] DO OR [ ] DO NOT EXPECT TO ATTEND THE COMBANC MEETING.